UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report  -  August 2, 2007

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number  1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin 54956-0669

(Address of principal executive offices)

Registrant’s telephone number, including area code:   (920) 727-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             ELECTION OF OFFICER

On August 2, 2007, Bemis Company, Inc. announced that Henry J. Theisen has been elected to the position of President and Chief Operating Officer.   Theisen has served as Executive Vice President and Chief Operating Officer for Bemis Company since 2003.  Mr. Theisen replaces Jeffrey H. Curler as President, who will remain as the Chairman and Chief Executive Officer of the Company.

Information regarding Mr. Theisen’s biography, business experience, family relationships, compensation, and transactions with the Company is available in our Proxy Statement dated March 23, 2007, which is incorporated by reference to this Form 8-K.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/ Gene C. Wulf	By	/s/ Stanley A. Jaffy
Gene C. Wulf, Senior Vice President		Stanley A. Jaffy, Vice President
	and Chief Financial Officer	and Controller

Date	August 7, 2007	Date	August 7, 2007